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                                     EXHIBIT 10.1

On May 16, 1997 in Spencer, IA, management officials of Great Lakes Aviation, Ltd. certificate number GLBA031A, agreed to voluntarily cease operations. This agreement covers operations under the following business names: United Express; Midway Connection; and Great Lakes Airlines. Operations are to cease this date and the company will not operate their aircraft in revenue service until such time as approval is received from appropriate Federal Aviation Administration
(FAA) representatives.

A detailed Consent Order will be prepared by the FAA which will detail required actions to be taken by the company. This Order will be presented to the Company no later than May 21, 1997.



FOR GREAT LAKES AVIATION, LTD.         FOR THE FEDERAL AVIATION
                                       ADMINISTRATION



    /s/ Jeffrey M Davis                /s/ John C. Curry
    -------------------------          --------------------------------------
    Jeffrey M. Davis                   John C. Curry
    Vice President Operations          Central Region Assistant Chief Counsel




    /s/ John Wessner                   /s/ Benjamin H. Tollison
    -------------------------          --------------------------------------
    John Wessner                       Benjamin H. Tollison
    Vice President Maintenance         Manager, Central Region Flight
                                         Standards Division

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